Exhibit 21.1
List of Subsidiaries of Pebblebrook Hotel Trust

	Name	State of Incorporation or Organization
1.	Pebblebrook Hotel, L.P.	Delaware
2.	Pebblebrook Hotel Lessee, Inc.	Delaware
3.	Huskies Owner LLC	Delaware
4.	Huskies Lessee LLC	Delaware
5.	Orangemen Owner LLC	Delaware
6.	Orangemen Lessee LLC	Delaware
7.	Gator Owner LLC	Delaware
8.	Gator Lessee LLC	Delaware
9.	Jayhawk Owner LLC	Delaware
10.	Jayhawk Lessee LLC	Delaware
11.	Blue Devils Owner LLC	Delaware
12.	Blue Devils Lessee LLC	Delaware
13.	Wildcats Owner LLC	Delaware
14.	Wildcats Lessee LLC	Delaware
15.	Terrapins Owner LLC	Delaware
16.	Skamania Lodge Furnishings LLC	Delaware
17.	Terrapins Lessee LLC	Delaware
18.	Spartans Owner LLC	Delaware
19.	Spartans Lessee LLC	Delaware
20.	South 17th Street OwnerCo Mezzanine, L.P.	Delaware
21.	South 17th Street OwnerCo, L.P.	Delaware
22.	South 17th Street LeaseCo LLC	Delaware
23.	South 17th Street LeaseCo Mezzanine LLC	Delaware
24.	Bruins Owner LLC	Delaware
25.	Bruins Hotel Owner LP	Delaware
26.	Bruins Lessee LLC	Delaware
27.	Running Rebels Owner LLC	Delaware
28.	Running Rebels Lessee LLC	Delaware
29.	Wolverines Owner LLC	Delaware
30.	Wolverines Lessee LLC	Delaware
31.	Razorbacks Owner LLC	Delaware
32.	Razorbacks Lessee LLC	Delaware
33.	Cardinals Owner LLC	Delaware
34.	Cardinals Lessee LLC	Delaware
35.	Hoyas Owner LLC	Delaware
36.	Hoyas Lessee LLC	Delaware
37.	Wolfpack Owner LLC	Delaware
38.	Wolfpack Lessee LLC	Delaware
39.	Golden Eagles Owner LLC	Delaware
40.	Golden Eagles Lessee LLC	Delaware
41.	Miners Owner LLC	Delaware

42.	Miners Hotel Owner LP	Delaware
43.	Miners Lessee LLC	Delaware
44.	Ramblers Owner LLC	Delaware
45.	Ramblers Hotel Owner LP	Delaware
46.	Ramblers Lessee LLC	Delaware
47.	Bearcats Owner LLC	Delaware
48.	Bearcats Hotel Owner LP	Delaware
49.	Bearcats Lessee LLC	Delaware
50.	Buckeyes Owner LLC	Delaware
51.	Buckeyes Hotel Owner LP	Delaware
52.	Buckeyes Lessee LLC	Delaware
53.	Golden Bears Owner LLC	Delaware
54.	Golden Bears Lessee LLC	Delaware
55.	Dons Owner LLC	Delaware
56.	Dons Hotel Owner LP	Delaware
57.	Dons Lessee LLC	Delaware
58.	Crusaders Owner LLC	Delaware
59.	Crusaders Hotel Owner LP	Delaware
60.	Crusaders Lessee LLC	Delaware
61.	Beavers Owner LLC	Delaware
62.	Beavers Lessee LLC	Delaware
63.	Menudo Owner LLC	Delaware
64.	Menudo Lessee LLC	Delaware
65.	RHCP Owner LLC	Delaware
66.	RHCP Hotel Owner LP	Delaware
67.	RHCP Lessee LLC	Delaware
68.	Flatts Owner LLC	Delaware
69.	Flatts Lessee LLC	Delaware
70.	NKOTB Owner LLC	Delaware
71.	NKOTB Lessee LLC	Delaware
72.	Hazel Owner LLC	Delaware
73.	Hazel Lessee LLC	Delaware
74.	Creedence Owner LLC	Delaware
75.	Creedence Hotel Owner LP	Delaware
76.	Creedence Lessee LLC	Delaware
77.	Portland Hotel Trust	Maryland
78.	371 Seventh Avenue Co. LLC	Delaware
79.	371 Seventh Avenue Co. Lessee LLC	Delaware
80.	150 East 34th Street Co. LLC	Delaware
81.	150 East 34th Street Co. Lessee LLC	Delaware
82.	LaSalle Hotel Operating Partnership L.P.	Delaware
83.	Ping Merger OP GP LLC	Delaware
84.	Glass Houses	Maryland
85.	LaSalle Washington One Lessee, Inc.	Delaware
86.	Westban Hotel Investors LLC	Delaware
87.	LHO Backstreets LLC	Delaware
88.	LHO Backstreets Lessee LLC	Delaware

89.	Harborside LLC	Florida
90.	Harborside lessee LLC	Delaware
91.	PDX Pioneer LLC	Delaware
92.	PDX Pioneer Lessee LLC	Delaware
93.	Sunset City LLC	Delaware
94.	Sunset City Lessee LLC	Delaware
95.	PC Festivus LLC	Delaware
96.	PC Festivus Lessee LLC	Delaware
97.	LHO Onyx Hotel One LLC	Delaware
98.	LHO Onyx One Lessee LLC	Delaware
99.	RW New York LLC	Delaware
100.	RW New York Lessee LLC	Delaware
101.	LHO Michigan Avenue Freezeout LLC	Delaware
102.	LHO Michigan Avenue Freezeout Lessee LLC	Delaware
103.	LHO Chicago River LLC	Delaware
104.	LHO Chicago River Lessee LLC	Delaware
105.	LHO Harborside Hotel LLC	Delaware
106.	Don't Look Back LLC	Delaware
107.	Don't Look Back Lessee LLC	Delaware
108.	Look Forward lessee LLC	Delaware
109.	Look Forward LLC	Delaware
110.	NYC Serenade LLC	Delaware
111.	NYC Serenade Lessee LLC	Delaware
112.	Viva Soma LP	Delaware
113.	Viva Soma Lessee Inc.	Delaware
114.	Viva Soma LLC	Delaware
115.	LHO Hollywood LM LP	Delaware
116.	Ramrod Lessee Inc.	Delaware
117.	SF Treat LP	Delaware
118.	Fun to Stay LP	Delaware
119.	Fun to Stay Lessee Inc.	Delaware
120.	Fun to Stay LLC	Delaware
121.	LHOBerge LP	Delaware
122.	LHOBerge Lessee Inc.	Delaware
123.	LHOBerge LLC	Delaware
124.	Serenity Now LP	Delaware
125.	Serenity Now Lessee Inc.	Delaware
126.	Serenity Now LLC	Delaware
127.	Let It FLHO LP	Delaware
128.	Let It FLHO Lessee Inc.	Delaware
129.	Let It FLHO LLC	Delaware
130.	Seaside Hotel LP	Delaware
131.	Seaside Hotel Lessee Inc.	Delaware
132.	Seaside Hotel LLC	Delaware
133.	Chamber Maid LP	Delaware
134.	Chamber Maid Lessee Inc.	Delaware
135.	Chamber Maid LLC	Delaware

136.	Geary Darling LP	Delaware
137.	Geary Darling Lessee Inc.	Delaware
138.	Geary Darling LLC	Delaware
139.	Lucky Town Burbank LP	Delaware
140.	Lucky Town Burbank Lessee Inc.	Delaware
141.	Lucky Town Burbank LLC	Delaware
142.	Souldriver LP	Delaware
143.	Souldriver Lessee Inc.	Delaware
144.	Souldriver LLC	Delaware
145.	LHO Grafton Hotel LP	Delaware
146.	LHO Grafton Hotel Lessee Inc.	Delaware
147.	LHO Grafton Hotel LLC	Delaware
148.	Park Sunset LLC	Delaware
149.	LHO Mission Bay Hotel LP	Delaware
150.	Paradise Lessee Inc.	Delaware
151.	LHO San Diego Financing LLC	Delaware
152.	LHO Mission Bay Rosie Hotel LP	Delaware
153.	LHO Mission Bay Rosie Lessee Inc.	Delaware
154.	LHO Mission Bay Rosie Hotel LLC	Delaware
155.	LHO Le Parc LP	Delaware
156.	LHO Le Parc Lessee Inc.	Delaware
157.	LHO Le Parc LLC	Delaware
158.	LHO Santa Cruz Hotel One LP	Delaware
159.	LHO Santa Cruz One Lessee Inc.	Delaware
160.	LHO Santa Cruz Hotel One LLC	Delaware
161.	LHO San Diego One LP	Delaware
162.	LHO San Diego One Lessee Inc	Delaware
163.	LHO San Diego Hotel One LLC	Delaware
164.	Wild I LLC	Delaware
165.	Wild Innocent I LP	Delaware
166.	Wild Innocent I Lessee LLC	Delaware
167.	Innocent I LLC	Delaware
168.	LHO Washington Hotel One LLC	Delaware
169.	DC One Lessee LLC	Delaware
170.	LHO Washington Hotel Two LLC	Delaware
171.	DC Two Lessee LLC	Delaware
172.	LHO Washington Hotel Three LLC	Delaware
173.	DC Three Lessee LLC	Delaware
174.	LHO Washington Hotel Four LLC	Delaware
175.	DC Four Lessee LLC	Delaware
176.	I&G Capitol LLC	Delaware
177.	DC I&G Capital Lessee LLC	Delaware
178.	LHO Washington Hotel Six LLC	Delaware
179.	DC Six Lessee LLC	Delaware
180.	LHO Tom Joad Circle DC LLC	Delaware
181.	LHO Tom Joad Circle DC Lessee LLC	Delaware
182.	H Street Shuffle LLC	Delaware

183.	H Street Shuffle Lessee	Delaware
184.	Silver LP LLC	Delaware
185.	Silver P Lessee LLC	Delaware
186.	Curator IP LLC	Delaware
187.	CHRC LLC	Delaware
188.	Curatorbrook Lessee LLC	Delaware
189.	Curatorbrook Hotel LLC	Delaware